                                                                      Exhibit 24

   MERRILL LYNCH CAPITAL CORPORATION        BANC OF AMERICA SECURITIES LLC
 MERRILL LYNCH, PIERCE, FENNER & SMITH          BANK OF AMERICA, N.A.
              INCORPORATED                    BANC OF AMERICA BRIDGE LLC
        4 WORLD FINANCIAL CENTER                  9 WEST 57TH STREET
              NORTH TOWER                         NEW YORK, NY 10019
           NEW YORK, NY 10080

                                                             HIGHLY CONFIDENTIAL

                                                               September 9, 2005

Cablevision Systems Corporation
1111 Stewart Avenue
Bethpage, New York 11714
Attention: Victoria D. Salhus,
          Senior Vice President,
            Deputy General Counsel
                  and Secretary

                              PROJECT CENTRAL PARK

                     COMMITMENT ACCEPTANCE EXTENSION LETTER

Ladies and Gentlemen:

            We refer to the (a) Credit Facilities Commitment Letter dated June 19, 2005 (together with the exhibits thereto, the "Commitment Letter") from Merrill Lynch Capital Corporation ("Merril Lynch"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Banc of America Securities LLC ("BAS"), Bank of America, N.A. ("Bank of America") and Banc of America Bridge LLC ("Banc of America Bridge") addressed to you, Cablevision Systems Corporation, a Delaware corporation ("you") and (b) the Commitment Acceptance Extension Letter dated July 18, 2005 (the "First Extension Letter") and the Commitment Acceptance Extension Letter dated August 9, 2005 (the "Second Extension Letter"), each from Merrill Lynch, MLPF&S, BAS, Bank of America and the Banc of America Bridge and addressed to you.

            We hereby agree to extend the date for your acceptance of the Commitment Letter to October 12, 2005. The date of July 20, 2005 that appears in the second to last paragraph of the Commitment Letter, which was extended to August 10, 2005 pursuant to the First Extension Letter and then to September 12, 2005 pursuant to the Second Extension Letter, accordingly shall be deemed to be October 12, 2005.

                            [Signature pages follow]
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                                    Very truly yours,

                                    MERRILL LYNCH CAPITAL CORPORATION


                                    By:             /s/ David Tuvlin
                                         ---------------------------------------
                                         Name:  David Tuvlin
                                         Title:  Vice President


                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                 INCORPORATED


                                    By:             /s/ David Tuvlin
                                         ---------------------------------------
                                         Name:  David Tuvlin
                                         Title:  Managing Director


                                    BANC OF AMERICA SECURITIES LLC


                                    By:             /s/ Daniel Kelly
                                         ---------------------------------------
                                         Name:  Daniel Kelly
                                         Title:  Managing Director


                                    BANK OF AMERICA, N.A.


                                    By:             /s/ Michael D. McKay
                                         ---------------------------------------
                                         Name:  Michael D. McKay
                                         Title:  Managing Director


                                    BANC OF AMERICA BRIDGE LLC


                                    By:             /s/ Daniel Kelly
                                         ---------------------------------------
                                         Name:  Daniel Kelly
                                         Title:  Managing Director




           [Signature page to Commitment Acceptance Extension Letter]